UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2021

LMP Automotive Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-236260	82-3829328
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

500 East Broward Blvd., Suite 1900, Ft. Lauderdale, Florida	33394
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 895-0352

N/A

Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LMPX	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement.

LMP Automotive Holdings, Inc., a Delaware corporation (the “Company”), entered into two dealership asset purchase agreements, each effective as of March 31, 2021, each with Jonathan Grant, and one with Chrysler Jeep of White Plains, Inc. (“DAPA 1”) and one with Central Ave. Chrysler-Jeep, Inc. (“DAPA 2”). DAPA 1 contemplates the acquisition of 85% of the assets of a Chrysler Jeep of White Plains dealership located at 70 Westchester Avenue, White Plains, New York (the “White Plains Dealership”) and DAPA 2 contemplates the acquisition of 85% of the assets of Central Avenue Chrysler Jeep, located at 1839 Central Park Avenue, Yonkers, New York (the “Yonkers Dealership”). In exchange for the acquisition of such assets, the Company will pay to the seller an aggregate amount of $10,000,000 for the White Plains Dealership, and $14,500,000 for the Yonkers Dealership. The acquisition is subject to certain customary conditions, as set forth in each agreement. Up to 25% of the purchase price for each acquisition may be paid, at the Company’s election, with restricted shares of the Company’s common stock.

DAPA 1 and DAPA 2 are attached to this Current Report on Form 8-K as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing descriptions of DAPA 1 and DAPA 2 and the transactions contemplated thereby are not complete and are qualified in their entirety by the contents of DAPA 1 and DAPA 2, respectively.

A copy of the press release announcing the transactions contemplated by DAPA 1 and DAPA 2, is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Dealership Asset Purchase Agreement, dated as of March 29, 2021, by and among LMP Automotive Holdings, Inc., Jonathan Grant and Chrysler Jeep of White Plains, Inc.
10.2	Dealership Asset Purchase Agreement, dated as of March 29, 2021, by and among LMP Automotive Holdings, Inc., Jonathan Grant and Central Ave. Chrysler-Jeep, Inc.
99.1	Press Release, dated March 30, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LMP AUTOMOTIVE HOLDINGS, INC.

April 1, 2021	By:	/s/ Sam Tawfik
	Name:	Sam Tawfik
	Title:	President and Chief Executive Officer

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